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                                                                   EXHIBIT 10.63



                      GENERAL ELECTRIC CAPITAL CORPORATION
                               201 HIGH RIDGE ROAD
                           STAMFORD, CONNECTICUT 06927

                                                                   March 8, 2000

Ingram Micro Inc.
Ingram Funding Inc.
1600 St. Andrew Place
Santa Ana, CA 92705

Ladies and Gentlemen:

               Reference is hereby made to that certain Liquidity Loan Agreement dated as of March 8, 2000 between Redwood Receivables Corporation, as Borrower and General Electric Capital Corporation, in its separate capacities as Liquidity Agent, Initial Liquidity Lender, Operating Agent and Collateral Agent (as the same may be amended, restated or otherwise modified from time to time, the "Loan Agreement"). Capitalized terms used herein without definition are used as defined in the Loan Agreement.

               In consideration of Ingram Funding Inc.'s agreement to sell the VFC Certificate, Series 2000-1 issued by the Ingram Funding Master Trust, General Electric Capital Corporation ("GE Capital") hereby agrees that: (i) it does not intend to syndicate its Liquidity Commitment to other Liquidity Lenders, (ii) if and to the extent that it does syndicate its Liquidity Commitment it intends to do so by selling participations to Eligible Liquidity Assignees pursuant to Section 9.02 of the Loan Agreement and will not do so pursuant to Section 9.01 of the Loan Agreement, (iii) it will not amend the Loan Agreement without giving prior notice thereof to Ingram Funding Inc. and Ingram Micro Inc. and (iv) it will not amend Section 3.04 of the Loan Agreement or the definitions of the terms used therein without the prior written consent of Ingram Funding Inc. and Ingram Micro Inc.

               Except as expressly set forth above, nothing in this letter agreement shall be deemed to waive any rights or remedies available to GE Capital under the terms of the Loan Agreement and the Related Documents, nor to amend or modify any terms or provisions of the Loan Agreement or the the other Redwood Program Documents.

               This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.


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Ingram Funding Inc
March 8, 2000
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               This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                   Sincerely,

                                   GENERAL ELECTRIC CAPITAL CORPORATION


                                   By: /s/ Denis M. Creeden
                                      -------------------------------
                                      (Duly Authorized Signatory)

Agreed to and accepted
this 8th day of March, 2000.


INGRAM FUNDING INC.


By: /s/ P. Kurt Preising
   -------------------------------
   Title: Attorney-in-Fact

INGRAM MICRO INC.


By: /s/ P. Kurt Preising
   -------------------------------
   Title: Senior Director and
          Assistant Worldwide
          Treasurer